UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 14, 2012

GLOBAL PARTNERS LP

(Exact name of registrant as specified in its charter)

Delaware	001-32593	74-3140887
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 9161

800 South Street

Waltham, Massachusetts 02454-9161

(Address of Principal Executive Offices)

(781) 894-8800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement

Credit Agreement.  The description of the amendment to the Credit Agreement under Item 2.03 below is incorporated in this Item 1.01.

Global Petroleum Corp. Throughput Agreement.  On November 14, 2012, Global Petroleum Corp., Global Companies LLC (“Global”), Glen Hes Corp. (“Glen Hes”) and Global Montello Group Corp. (“Montello”) entered into a Second Amendment (the “Second Amendment”) to the Second Amended  and Restated Terminal Storage Rental and Throughput Agreement, which amended the Second Amended and Restated Terminal Storage Agreement dated October 5, 2005, with respect to a terminal located in Revere, Massachusetts (as amended, the “Throughput Agreement”).  The Second Amendment to the Throughput Agreement extends the term of the agreement through July 31, 2015.

The Second Amendment to the Throughput Agreement is filed as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

Item 2.03                    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On November 16, 2012, Global Operating LLC, a Delaware limited liability company (“OLLC”), Global, Montello, Glen Hes, Chelsea Sandwich LLC, a Delaware limited liability company (“Chelsea LLC”), GLP Finance Corp., a Delaware corporation (“Finance”), Global Energy Marketing LLC, a Delaware limited liability company (“GEM”) and Alliance Energy LLC, a Massachusetts limited liability company (“Alliance”, and, collectively with OLLC, Global, Montello, Glen Hes, Chelsea LLC, Finance and GEM, the “Initial Borrowers”), Global Partners LP, a Delaware limited partnership (the “MLP”), Global GP LLC, a Delaware limited liability company (the “GP” and, together with the MLP, the “Original Guarantors”), Global Energy Marketing II LLC, a Delaware limited liability company (“GEM II” and, collectively with the Initial Borrowers, the “Borrowers”), the Lenders (as defined in the Credit Agreement) (collectively, the “Existing Lenders”) party thereto, BMO Harris Financing, Inc. (the “New Lender” and collectively with the Existing Lenders, the “Lenders”) and Bank of America, N.A. as Administrative Agent, Swing Line Lender and L/C Issuer, entered into an Eighth Amendment and Joinder to Amended and Restated Credit Agreement and Amendment to Security Agreement (the “Eighth Amendment”), which amended the Amended and Restated Credit Agreement dated May 14, 2010 (as amended, the “Credit Agreement”).

Pursuant to the Eighth Amendment, the New Lender joined the Credit Agreement as a “Lender” and GEM II joined the Credit Agreement as a “Borrower” and a “Loan Party”.  The Eighth Amendment extends the maturity of the Credit Agreement to May 14, 2015.

The Eighth Amendment also provides that, upon consummation of the MLP’s pending acquisition of a 60% membership interest in Basin Transload LLC (the “Basin Acquisition”) and when the Loan Parties receive cash proceeds of at least $200.0 million from the issuance of debt or equity, the revolving credit facility shall be reduced from $500.0 million to $400.0 million.

Pursuant to the Eighth Amendment, the Borrowers may request an increase to the revolving credit facility, the working capital revolving credit facility or both by up to an aggregate $250.0 million. Any such request for an increase must be in a minimum amount of $5.0 million.

The Eighth Amendment decreases the interest rate on borrowings under the revolving credit facility and under the working capital revolver credit facility in most cases by 50 basis points.  Pursuant to the Eighth Amendment, the interest rate on borrowings under the revolving credit facility is decreased to (1) the Eurodollar rate plus a range of 2.50% to 3.50%, (2) the cost of funds rate plus a range of 2.50% to 3.50% or (3) the base rate plus a range of 1.50% to 2.50%, each depending upon the Combined Total Leverage Ratio (as defined in the Credit Agreement). The interest rate on borrowings under the working capital revolving credit facility is decreased to (1) the Eurodollar rate plus a range of 2.00% to 2.50%, (2) the cost of funds rate plus a range of 2.00% to 2.50%, or (3)

the base rate plus a range of 1.00% to 1.50%, each depending upon the Utilization Amount (as defined in the Credit Agreement). In addition, the commitment fee on the unused portion of each facility under the Credit Agreement is either reduced or remains unchanged, ranging from 0.375% to 0.50% per annum.

The Eighth Amendment also amends certain terms, provisions and covenants to take into account the Basin Acquisition and the Unitary Lease (as such term is defined in the Eighth Amendment).  The Eighth Amendment increases the ceiling for capital expenditures from $40.0 million to $50.0 million for any fiscal year after 2012, and provides that any cash proceeds from the sale of any retail gas station which are reinvested in like assets up to an aggregate amount of $10.0 million in any fiscal year shall not be counted towards the $50.0 million cap on capital expenses. The Eighth Amendment also increases the cap on the aggregate amount of Revolver Loans used to finance general corporate purposes from $50.0 million to $75.0 million outstanding at any time. The Eighth Amendment also raises the cap on the permitted Combined Total Leverage Ratio (as such term is defined in the Credit Agreement) as at the end of any fiscal quarter from 3.50:1:00 to 4.00:1.00.

All other material terms of the Credit Agreement remain the same as disclosed in the Partnership’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2012, as amended by the Partnership’s Current Reports on Form 8-K filed on October 18, 2012.  The foregoing description of the Eighth Amendment does not purport to be complete and is qualified in its entirety by reference to the Eighth Amendment, a copy of which is filed hereto as Exhibit 10.2 to this Current Report and is incorporated herein by reference.

Item 9.01.                                        Financial Statements and Exhibits

 (d)                                        Exhibits

10.1                                      Second Amendment to the Second Amended  and Restated Terminal Storage Rental and Throughput Agreement, dated November 14, 2012, among Global Petroleum Corp., Global Companies LLC, Glen Hes and Global Montello Group Corp.

10.2                                      Eighth Amendment and Joinder to Amended and Restated Credit Agreement and Amendment to Security Agreement, dated as of November 16, 2012, by and among the Borrowers, the Original Guarantors, the Lenders and Bank of America, N.A. as Administrative Agent, Swing Line Lender and L/C Issuer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GLOBAL PARTNERS LP

	By:	Global GP LLC,
its general partner

Dated: November 19, 2012		By:	/s/ Edward J. Faneuil
Executive Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1

Second Amendment to the Second Amended and Restated Terminal Storage Rental and Throughput Agreement, dated November 14, 2012, among Global Petroleum Corp., Global Companies LLC, Glen Hes and Global Montello Group Corp.

10.2

Eighth Amendment and Joinder to Amended and Restated Credit Agreement and Amendment to Security Agreement, dated as of November 16, 2012, by and among the Borrowers, the Original Guarantors, the Lenders and, Bank of America, N.A. as Administrative Agent, Swing Line Lender and L/C Issuer